Managed High Income Portfolio Inc.


Sub-Item 77c

Registrant incorporates by reference Registrant's Form DEFA14A dated SEPTEMBER 27, 2005 filed on SEPTEMBER 27, 2005.
(Accession No. 0001193125-05-192361)